UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2013

PURE CYCLE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	0-8814	84-0705083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1490 Lafayette Street, Suite 203 Denver, CO		80218
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-292-3456

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K is filed by Pure Cycle Corporation (the “Registrant”), a Colorado corporation, in connection with the matters described herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Registrant held its Annual Shareholders’ meeting on January 16, 2013, at which, the following matters were voted upon and adopted by shareholders:

1.	Election of Directors:

	Voted
	For	Withheld	Broker Non-Votes
Mark W. Harding	12,774,861	552,880	5,559,589
Harrison H. Augur	12,778,107	549,634	5,559,589
Arthur G. Epker III	12,647,996	679,745	5,559,589
Richard L. Guido	12,758,107	569,634	5,559,589
Peter C. Howell	12,778,107	549,634	5,559,589
George M. Middlemas	12,758,107	569,634	5,559,589

2.	For the ratification of the appointment of GHP Howarth, P.C. and the independent auditors for the year ending August 31, 2013:

For	Against	Abstain	Non-Votes
18,872,370	13,232	1,728	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2013

PURE CYCLE CORPORATION

By:	/s/ Mark W. Harding
Mark W. Harding
President

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